SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 3, 1997

                Date of earliest event reported: October 28, 1997

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-21873                  36-3924586
(State or other                    (Reporting File           (I.R.S. Employer
jurisdiction of organization)          Number)               Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                                  60606
(Address of principal executive offices)                         (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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Item 5.  Other Events

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (file No. 333-29879) filed by First Industrial, L.P. (the "Company") with the Securities and Exchange Commission (the "SEC") relating to the Company's Medium-Term Note Program. A Prospectus Supplement for the Medium-Term Note Program was filed with the SEC under Rule 424(b)(5) on October 29, 1997.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit
     Number   Exhibit

     1.1 Distribution Agreement dated October 28, 1997 between the Company and J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Chicago Capital Markets, Inc. and UBS Securities LLC.

     4.1. Supplemental Indenture No. 3 dated October 28, 1997 between the Company and First Trust National Association providing for the issuance of Medium-term Notes due Nine Months or More from Date of Issue.

     4.2  Form of Fixed Rate Medium-Term Note.

     4.3  Form of Floating Rate Medium-Term Note.



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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST INDUSTRIAL, L.P.

                                    By:  First Industrial Realty Trust, Inc.


                                    By:   /s/ Michael J. Havala
                                          --------------------------------
                                           Name:   Michael J. Havala
                                           Title:  Chief Financial Officer,
                                    Treasurer  and Secretary


Date:    October 30, 1997



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                                  Exhibit Index


   Exhibit
   Number   Exhibit

     1.1 Distribution Agreement dated October 28, 1997 between the Company and J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Chicago Capital Markets, Inc. and UBS Securities LLC.

     4.1 Supplemental Indenture No. 3 dated October 28, 1997 between the Company and First Trust National Association providing for the issuance of Medium-term Notes due Nine Months or More from Date of Issue.

     4.2  Form of Fixed Rate Medium-Term Note.

     4.3  Form of Floating Rate Medium-Term Note.